SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                                      FORM 8-K

                              Current Report Pursuant

                           To Section 13 or 15(d) of the

                          Securities Exchange Act of 1934


Date of report (Date of earliest event reported)          January 18, 2000
                                                         (January 14, 2000)

     Protection One, Inc.               Protection One Alarm Monitoring, Inc.
  (Exact Name of Registrant                  (Exact Name of Registrant
   as Specified in Charter)                   as Specified in Charter)

          Delaware                                   Delaware
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)

          0-247802                                   33-73002-1
  (Commission File Number)                    (Commission File Number)

         93-1063818                                  93-1065479
      (I.R.S. Employer                            (I.R.S. Employer
     Identification No.)                         Identification No.)

600 Corporate Pointe, 12th Floor            600 Corporate Pointe, 12th Floor
  Culver City, California 90230               Culver City, California 90230
 (Address of Principal Executive             (Address of Principal Executive
  Offices, Including Zip Code)                Offices, Including Zip Code)

        (310) 342-6300                              (310) 342-6300
 (Registrant's Telephone Number,             (Registrant's Telephone Number,
     Including Area Code)                        Including Area Code)

Item 5.  Other Events

     On January 14, 2000 Western Resources, Inc. and Protection One, Inc. announced Protection One has received an extension of its covenant waiver.


Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          Exhibit 99.1 - Press release dated as of January 14, 2000 issued by Western Resources, Inc. and Protection One, Inc.

                                     SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Protection One, Inc.

Date:   January 18, 2000                   By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer



                                         Protection One Alarm Monitoring, Inc.

Date:   January 18, 2000                   By:  /s/ Anthony D. Somma
                                               Anthony D. Somma
                                            Chief Financial Officer

                                EXHIBIT INDEX


Exhibit Number                           Description of Exhibit

99.1                                     Press release dated as of
                                         January 14, 2000 issued by
                                         Western Resources, Inc. and
                                         Protection One, Inc.